UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

October 29, 2012

DiamondRock Hospitality Company

(Exact name of registrant as specified in charter)

Maryland	001-32514	20-1180098
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 Bethesda Metro Center, Suite 1500

Bethesda, MD 20814

(Address of Principal Executive Offices) (Zip Code)

(240) 744-1150

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This report contains certain forward-looking statements within the meaning of the federal securities laws. These forward-looking statements are generally identifiable by use of the words “will,” “believe,” “expect,” “intend,” “anticipate,” “estimate,” “project” or similar expressions, whether in the negative or affirmative. Forward-looking statements are based on management’s current expectations and assumptions and are not guarantees of future performance. Factors that may cause actual results to differ materially from current expectations include risks that the conditions to the settlement agreement may not be satisfied timely, or at all, and those risk factors and other factors discussed from time to time in our periodic filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the year ended December 31, 2011. Accordingly, there is no assurance that our expectations will be realized. Except as otherwise required by the federal securities laws, we expressly disclaim any obligations or undertaking to publicly release any updates or revisions to any forward-looking statement contained in this report to reflect events, circumstances or changes in expectations after the date of this report.

ITEM 8.01. Other Events

On October 29, 2012, DiamondRock Hospitality Company (the “Company”) reached a settlement of the bankruptcy and related litigation involving the Allerton Hotel. The Company currently holds a senior mortgage loan secured by the Allerton Hotel. In exchange for resolving its objection to the plan of reorganization filed by affiliates of Petra Capital Management, DiamondRock will receive a $5.0 million cash payment and will restructure the debt it currently holds into a $66.0 million mortgage loan with a four year term (plus a one year extension option) bearing interest at 5.5%. The settlement, which has been approved by the United States Bankruptcy Court in the Northern District of Illinois, is subject to certain closing conditions. If these conditions are not met by January 18, 2013, including the $5.0 million cash payment, the Allerton Hotel will be sold pursuant to an auction in accordance with the Bankruptcy Code, in which case the Company would have a $71 million claim in the sale process.

ITEM 7.01. Regulation FD Disclosure

On October 31, 2012, the Company issued a press release reporting the settlement of the bankruptcy and related litigation involving the Allerton Hotel. A copy of that press release is attached to this Current Report on Form 8-K (“Current Report”) as Exhibit 99.1 and is incorporated by reference herein. The press release has also been posted in the investor relations/presentations section of its website at www.drhc.com.

The information in this Item 7.01 of this Current Report, including the exhibit attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act regardless of any general incorporation language in such filing.

ITEM 9.01. Financial Statements and Exhibits.

(d) Exhibits.

See Index to Exhibits attached hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIAMONDROCK HOSPITALITY COMPANY

Date: October 31, 2012	By:	/s/ William J. Tennis
William J. Tennis
Executive Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated October 31, 2012.